U.S. SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549
                       __________________

                         FORM 8-K 12g-3

                        CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported): March 7, 2003



                         Canadexx Inc.
     (Exact name of registrant as specified in its charter)



                            Florida

                           __________


                           81-0502716



                        (State or other
                          jurisdiction
                       of incorporation)

                          (Commission
                          File Number)

                        (I.R.S. Employer
                      Identification No.)


                            610 9th Street East
 Kalispell, Montana                               59901
                     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (406) 257-
1085


Former Name and Address (on Form 10-QSB filed February, 2003):

          Growtex Inc.*
          1177 West Hastings Suite 2110
          Vancouver, BC V6E 2K3
          Canada

*This report is being filed with the Commission by the Registrant as a Successor Issuer to Growtex Inc. by virtue of Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended. The
Commission File Number of Growtex Inc. is 000-29917.

INFORMATION TO BE INCLUDED IN THE REPORT

     Page
Item 1.  Changes in Control of Registrant. . . . . . . . . .3

Item 2.  Acquisition or Disposition of Assets. . . . . . . .3

Item 5.  Other Events and Regulation FD Disclosure . . . . .17

Item 7.  Financial Statements and Exhibits . . . . . . . . .

SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . .18

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Merger Agreement

Pursuant to an Agreement and Plan of Merger (the "Merger
Agreement") dated as of December 10, 2002, Canadexx Inc. (the
"Company"), a Florida corporation, acquired all of the outstanding shares of common stock of Growtex Inc. ("Growtex"), a Nevada corporation, from the shareholder of Growtex in an exchange for an aggregate of 50,000 shares of common stock of the Company and merged with Growtex (the "Merger").

The Merger was approved by the unanimous consent of the Board of Directors of Growtex and its shareholder as of December 10, 2002. The Merger was also approved by unanimous consent of the Board of Directors of the Company as of December 10, 2002. No Company shareholder vote was required. The Merger was effective on March 7, 2003. The Merger is intended to qualify as reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

Upon effectiveness of the Merger, pursuant to Rule 12g-3(a) of the General rules and Regulations of the U.S. Securities and Exchange Commission ("SEC"), the Company elected to become the successor issuer to Growtex for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and elects to report under the Exchange Act effective March 7, 2003.

A copy of the Merger Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

Control of the Company

The Company had 4,845,896 shares of common stock, $0.0001 par value per share, issued and outstanding prior to the Merger, and 4,895,896 shares issued and outstanding following the Merger. Growtex had 2,500,000 shares of common stock, par value $0.0001 per share, issued and outstanding prior to the Merger. Immediately upon the effectiveness of the Merger, each Growtex share of common stock was cancelled.

The executive officer and director of Growtex, Michael Kirsh, resigned such offices as a result of the Merger. The executive officers and directors of the Company will serve as the executive officers and directors of the surviving corporation.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Upon the effective date of the merger, March 7, 2003, Growtex ceased to exist and all of its assets and liabilities became those of the Company.

The consideration exchanged pursuant to the Merger Agreement was negotiated between Growtex and the Company. In evaluating the Merger, Growtex used criteria such as the value of assets of the Company, the Company's anticipated operations and acquisitions, business name and reputation, quality of management, and current and anticipated operations. Growtex determined that the consideration for the Merger was reasonable. In evaluating Growtex, the Company primarily focused on Growtex's status as a reporting issue under Section 12(g) of the Exchange Act.

In exchange for all of the outstanding shares of common stock of Growtex, 2,500,000 common shares, the Company issued from its treasury an aggregate of 50,000 shares of its common stock, valued at $0.02 per share to the sole shareholder of Growtex.

The offering of the Company's shares to the shareholder of Growtex was conducted pursuant to an exemption from registration, namely Rule 506 of Regulation D under the Securities Act of 1933, as amended (the "Act"). As a result, the 50,000 shares of the Company's common stock held by the shareholder of Growtex are "restricted securities" subject to Rule 144 of the Act.

                  (a)  DESCRIPTION OF BUSINESS

             Description of the Business of Growtex

Growtex was organized under the laws of the State of Nevada on April 2, 1999. Growtex's principal business objective has been to locate and acquire an operating business entity, which management of Growtex determined would be a suitable acquisition (a "Target Company"). Growtex recognized that as a result of its limited financial, managerial and other resources, the pool of suitable businesses that would be available to it would be limited. Growtex's principal business objective was focused on long-term growth upon acquisition of a Target Company.

Growtex did not restrict its search to any specific business, industry or geographic location. It sought to acquire a Target Company that was looking to avail itself of the benefits of being a "reporting issuer" in order to facilitate capital formation to expand into new markets.

In order to better facilitate its business goals, Growtex voluntarily filed with the SEC a Form 10-SB on March 10, 2000 and became a "reporting issuer" under the Exchange Act. From the time it became a reporting issuer until the Merger, Growtex did not engage in any business activities other than identifying and investigating potential Target Companies. With its limited finances and absence of material assets or liabilities, Growtex decided to forego the acquisition of another business and instead agreed to be acquired by the Company. Under the terms of the Merger, all of the outstanding assets and liabilities of Growtex were assumed by the Company.

Further detailed information about Growtex can be found in its Form 10-SB filed with the SEC on March 10, 2000.

             Description of Business of the Company

The Company is a Florida corporation based in Kalispell,
Montana with over 340 shareholders. The Company's Board and staff have well over 60 years' combined experience in the oil and gas industry. This experience includes acquisition, drilling, production, and marketing of hydrocarbon resources. The Company has acquired the lease and production rights for the Mason Lake oil field in Montana with up to seventeen existing wells, six of which can be put into immediate production. The Company is also in the process of leasing and acquiring the production rights for a 900-acre oilfield in Laramie County, Wyoming with six existing wells. Additionally, the Company is currently researching numerous additional properties in California, Montana, North and South Dakota, Texas, and Wyoming, which can be optioned or leased at extremely low prices due to high paraffin content.
Many oil wells, which have proven reserves, are currently unprofitable to pump due to the presence of substantial quantities of paraffin in the oil. Some oilfield reserves contain
up to 40% paraffin.   This oil, when 1,500 to 2,000 feet below
the earth's surface, is warm enough to keep the paraffin in a liquid state. However, when pumped to the surface, the oil and paraffin quickly cool, causing the paraffin to separate out and coagulate or harden. This effectively diminishes the well pipe's diameter so that, while the oil reserves are capable of producing as much as 100 barrels of oil per day (BOPD), the delivery system (the pipe) becomes plugged to such an extent that the pump may produce only 2 or 3 BOPD.
Until recently, the only solution to this problem was to
inject steam to melt the paraffin, which again allows the oil to flow through the pipe. Unfortunately, this is at best a temporary solution, since this method cannot completely remove the paraffin from the pipes, so that each subsequent steam treatment yields smaller returns. However, a biodegradable solvent, KH-30, which was developed for use in the printing industry, is an excellent solvent for paraffin as well. This solvent is manufactured and distributed by United Energy, Inc. ("United Energy"), which has patented both the KH-30 and its ST-2 system. Because KH-30 liquefies the paraffin and returns it into suspension in the oil, it allows for total rehabilitation of the oil well. The ST-2 system periodically injects sufficient KH-30 to maintain the rehabilitated level of production. The Company has entered into an agreement with United Energy, which will allow the Company to return its high-paraffin oil wells to profitable production.
     The Company will use its relationship with United Energy to become a primary operator and remediator of high paraffin oil wells in the Western United States. With management's extensive experience and contacts in the oilfield, the Company will be able to secure oil and gas properties, which will benefit from
treatment with KH-30 to enhance production and secure a strong financial position for the Company.
     The agreement between the Company and United Energy provides for the use and marketing rights for United Energy's products,
KH-30 and KHX, and the ST-2 system (the "Products"). These rights include the following:
     The Company has the right to use the Products in Montana, North and South Dakota, and Wyoming in wells the Company owns, leases, or operates. The Company will purchase the Products from United Energy. For each well, the Company and United Energy will agree on a baseline for the paraffin-restricted oil production. After deducting the baseline and costs of production, the Company will pay United Energy 50% of the gross profits on the increase in production over the base line. The costs of production include the cost of the Products.
     United Energy may refer oil wells outside the 4 state area defined above to the Company. The Company will pay United Energy
60% of the gross profits derived from the sale of oil over the baseline from any well referred by United Energy, which the
Company subsequently operates. These two uses ensure a risk free increase in bottom line profits for the Company while still being very profitable for United Energy. United Energy is also relieved of the burden of operating the wells on a day-to-day basis.
     The Company may market the Products to others as a sales representative for United Energy. United Energy will pay a commission of 20% of gross profits for any sales made by the
Company or its representatives. This will include wells treated by United Energy or its subsidiaries (but not operated by the Company) as well as referrals for tank cleaning and pipeline restoration.
     KH-30 also shows exceptional promise for oil reserves that are in difficult tar sand conditions. Additionally, KH-30 can be used to clean oil storage tanks. With KH-30, a tank can be cleaned in fifteen days, whereas with current technology (not using KH-30) five months is required to clean the same tank. Tank cleaning is a multi-million dollar business in the United States alone.
Management
Ronald Lambrecht, President and Director.  Mr. Lambrecht
earned a BA Accounting from Billings Business College and the University of Montana. He became a CPA 1971. Mr. Lambrecht has acted as controller, and supervisor of mining camps for Grand
Mining and Casino Seven Mining Company.
Mr. Lambrecht has also been a Business consultant, and
facilitated the acquisition through a joint venture, the Marias
Gas Gathering System, and arranged disposal of it. He arranged for the  acquisition through joint venture of the Crooked Creek
Oil Field and the operation of the field, conducted evaluation of gypsum vermiculite and several precious metal deposits, arranged partial funding for the Highline Gas Gathering System, and served as President of Energy International, Inc., a family- held
corporation.
From 1982 to 1985, as Chief Financial Officer and Founder of
a small independent oil and gas exploration and mining company Western Reserves, Inc., Mr. Lambrecht was responsible for raising over $5 million in drilling funds per year. He generated over 30 exploration prospects, staked numerous mining claims, including initiating a mining exploration project in the Sweetgrass Hills, Montana. He arranged financing for two natural gas gathering systems and installed them, was involved in large leasehold acquisition programs including major purchase from Sun Oil and Texaco. He purchased for Western Reserves two large oil fields from Texaco in the Cut Bank Field of Montana and conducted field research in two heavy-oil projects. He created a subsidiary, Western Drilling Company, which operated over 200 oil and gas wells in Northern and Central Montana, and was the responsible officer in Shelby and Billings, Montana and Glendale, California. 1979 to 1981: Vice President of Aspen Drilling Co., was
responsible for the company budget, generation of drilling
contracts with third party operators, and hiring key personnel.
The Company operated two drilling rigs and related services.
1966 to 1982   Self-employed CPA
J. P. Beehner, Secretary/Treasurer.  Mr. Beehner has made a
career of initiating accounting and control systems for small and
start-up Companies.  From 2000   Present Mr. Beehner was the
accounting manager of QUADRACOMM, INC., of Tampa FL, a publicly traded telecom company. His function was to perform all internal accounting of this publicly traded company. Part of his responsibilities included assisting subsidiary companies, working with the auditors, and assisting with SEC filings.
James Vandeberg, Director, Corporate Counsel. Mr. Vandeberg is an experienced corporate finance and securities lawyer in Seattle, Washington. He has been involved in numerous public offerings and mergers, including the IPO for Nordstrom's. In addition, he has served as counsel for several NYSE companies.
He was Assistant General Counsel and Corporate Secretary for
Denny's Inc. from 1972 to 1979, during which time he was responsible for all SEC offerings, SEC compliance and acquisitions. For the next several years until 1991 Mr.
Vandeberg was Corporate Counsel and Secretary of Carter Hawley
Hale Stores, Inc., a large retail company also listed on the New York Stock Exchange. While there, he directed several acquisitions, securities offerings, a major restructuring involving a spin off of several subsidiary companies, and the defense of a hostile take over.
From 1991 to 1995, Mr. Vandeberg was in private law practice in Orange County California. He advised clients on several private placements and a merger involving OTCBB companies.
Since 1996 Mr. Vandeberg has practiced in Seattle,
Washington. He has represented numerous OTCBB and privately held companies in securities offerings, SEC compliance, reorganizations and mergers.
Mr. Vandeberg serves as a director of several public companies including Cyber Merchants Exchange, Inc., REGI US Inc., IAS Communications, Inc., Lenix Wizardry Inc., and Terryl
Resources, Inc. ( a gold mining company).
Eberhard Mueller, Director. Mr. Mueller brings almost 40 years of experience in locating, developing and financing natural resource properties in North America. Some highlights of his experience are as follows:
1964 - 1965 Project Manager, Arctic Gold and Silver Mines Whitehorse, Yukon, Canada.
1965 - 1970 Director, International Silver Mines.
Director, CANADAC Mining and Exploration.
CANADAC developed the Ruby Creek molybdenite deposit, a multi-million dollar ore body, with over 100 million tons of 0.17MO2S.
1970 - 1990  President, International Pacific Cypress
Resources, a publicly traded company involved in mining exploration projects worldwide.
1990 - Present President, Regent Ventures, a public Company listed on the Toronto Venture Exchange. Regent is a mining exploration company with a major gold exploration project in the Tintina Gold Belt in the Yukon.
1980 - 1985 Participated in financing, drilling, and production of oil wells in Brazos County, Texas as well as in California, Indiana, Kentucky, and in Alberta, Canada.
1990 - 1991 Participated in financing, drilling, and production of oil wells in Illinois.

Gary Pendergrass, Production Overseer. Mr. Pendergrass worked from 1956-1960 in various oilfields as a roughneck and construction, until serving in the military for several years. From 1963-65 he worked for Hughes Tool Co. Bit Sales in Cut Bank, Montana area.
1965-90 he held a contract with Smith International for all of Montana and Idaho, which included taking care of and running stabilization. He had a Construction company, which built locations for Arco, Chevron, Texaco, Union as well as many independents.
He also owned and operated a Hotshot trucking service, trucking tools around Montana and Wyoming. His connections and reputation have allowed him to maintain an 87% market share during the life of his contract with Smith International.

Security Ownership of Management and Affiliates

The following sets forth the security ownership of officers and directors and 10% or more shareholders:

Ron Lambrecht  938,537

James Vandeberg  250,000

Eberhardt Mueller  938,537

All other 10% or more shareholders as a group  1,877,074

All affiliates as a group  4,004,148

Risk Factors

The following risks relate specifically to the Company's business and should be considered carefully. The Company's business, financial condition and results of operations could be materially and adversely affected by any of the following risks.

Limited Operation History.

The Company's limited operating history makes evaluation of the Company's current business and the forecasting of the Company's future results difficult. The Company has only a limited operating history upon which an evaluation of the Company's current business and prospects can be based, each of which must be considered in light of the risks, expenses and problems frequently encountered by all companies in the early stages of development. The Company has no record of commercial production, earnings or sales. The Company, therefore, is considered promotional and in its early formative and development stage. There is no assurance that the Company's products will achieve sales at a commercially viable level.

Future Growth Predictions May be Inaccurate.

The Company's limited operating history makes the prediction of future results difficult or impossible. Furthermore, the Company's limited operating history leads the Company to believe that period-to-period comparisons of the Company's operating results may not be meaningful and that the results for any particular period should not be relied upon as an indication of future performance. To the extent that revenues do not grow at anticipated rates, the Company's business, results of operations and financial condition would be materially and adversely affected.


Competition from Larger Companies is Expected

The oil industry in which the Company competes is intensely competitive and the Company competes and will compete with companies having greater financial and technical resources. Therefore, to the extent that the Company is able to establish sales, revenues and profits, there is no assurance that it would be able to sustain such sales, revenues and profits.

The Company's Ability to Attract Additional Financing as Needed
May Affect Its Future Success.

The Company will require additional financing as it expects to enter into leases for additional oil properties. Such financing, if obtained by the Company, may result in the issuance of additional securities and may not be available on terms favorable to it. The Company expects that it will continue to experience negative operating cash flow for the foreseeable future as a result of significant spending on new properties. Accordingly, the Company may need to raise additional funds in a timely manner in order to fund its growth. Additional funds will have to be raised through the issuance of equity or convertible debt securities causing the percentage of ownership of the Company's current stockholders to be reduced, stockholders to experience additional dilution, and such securities may have rights, preferences or privileges senior to those of the holders of its common stock. The Company does not have any contractual restrictions on the Company's ability to incur debt and, accordingly, the Company could incur significant amounts of indebtedness to finance its operations. Any such indebtedness could contain covenants that would restrict the Company's operations. There can be no assurance that additional financing, if and when needed, will be available on terms favorable to the Company or at all. If adequate funds are not available or are not available on acceptable terms, it would have a material adverse effect on the Company's ability to fund its expansion, take advantage of acquisition opportunities, develop or enhance services or products or respond to competitive pressures.

Any Significant Deterioration in the Price of Oil would have an Adverse Effect on the Company's Business

The success of the Company's operations depends to a significant extent upon the price of oil. Any significant deterioration in general economic conditions or the price of oil will have a material adverse effect on the Company's revenues and profitability.

No Dividends Likely to be Declared in the near Future.

The Company has not declared any dividends since inception, and has no present intention of paying any cash dividends on its common stock in the foreseeable future. The payment by the Company of dividends, if any, in the future rests with the discretion of the Company's Board of Directors and will depend, among other things, upon the Company's earnings, its capital requirements and financial condition, as well as other relevant factors.

The Possible Issuance of Additional Shares may Impact the Value of the Company's Common Stock.

The Company is authorized to issue up to 10 million shares of common stock. It is the Company's intention to issue more shares than are currently outstanding. Sales of substantial amounts of common stock (including shares issuable upon the exercise of stock options, the conversion of notes payable and the exercise of warrants), or the perception that such sales could occur, could materially adversely affect prevailing market prices for the common stock and the ability of the Company to raise equity capital in the future.


Limited Trading Market for the Company's Common Stock.

The value and transferability of the Company's common stock may be adversely impacted by the limited trading market for the stock, the penny stock rules and future share issuances. No assurance can be given that a market for the Company's common stock will develop or that it will be quoted on the NASD's Over-the-Counter Bulletin Board ("OTC-BB").

The Sale or Transfer of the Company's Common Stock by the
Shareholders in the United States may be subject to the so-called
"Penny Stock Rules."

Under Rule 15g-9 of the Exchange Act, a broker or dealer may not sell a "penny stock" (as defined in Rule 3a51-1) to or affect the purchase of a penny stock by any person unless:

       (a)     such sale or purchase is exempt from Rule 15g-9;
(b) prior to the transaction the broker or dealer has (i) approved the person's account for transactions in penny stocks in accordance with Rule 15g-9, and (ii) received from the person a written agreement to the transaction setting forth the identity and quantity of the penny stock to be purchased; and
(c) the purchaser has been provided an appropriate disclosure statement as to penny stock investment.

The SEC adopted regulations that generally define a penny stock to be an equity security other than a security excluded from such definition by Rule 3a51-1. Such exemptions include, but are not limited to (i) an equity security issued by an issuer that has
(A) net tangible assets of at least $2,000,000 if such issuer has been in continuous operations for at least three years, (B) net tangible assets of at least $5,000,000 if such issuer has been in continuous operation for less than three years, or (C) average revenue of at least $6,000,000 for the preceding three years;
(ii) except for purposes of Section 7(b) of the Exchange Act and Rule 419, any security that has a price of $5.00 or more; and
(iii) a security that is authorized or approved for authorization upon notice of issuance for quotation on the NASDAQ Stock Market, Inc.'s Automated Quotation System.

It is likely that shares of the Company's common stock, assuming a market were to develop in the U.S. therefore, will be subject to the regulations on penny stocks; consequently, the market liquidity for the common stock may be adversely affected by such regulations limiting the ability of broker/dealers to sell the Company's common stock and the ability of shareholders to sell their securities in the secondary market in the U.S. Moreover, the Company's shares may only be sold or transferred by the Company's shareholders in those jurisdictions in the U.S. in which an exemption for such "secondary trading" exists or in which the shares may have been registered.

Legal Proceedings

The Company is not a party to any pending legal proceeding or litigation and none of its property is the subject of a pending legal proceeding. Further, its officers and directors know of no legal proceedings against it or its property contemplated by any governmental authority.

 Description of securities

The following is a description of the material terms of the Company's capital stock. This description does not purport to be complete and is subject to and qualified in its entirety by the articles of incorporation and bylaws and by the applicable provisions of Florida law.

The Company's authorized capital stock consists of 10,000,000 shares of common stock and 1,000,000 shares of preferred stock.

Common Stock

Each record holder of common stock is entitled to one vote for each share held on all matters properly submitted to the shareholders for their vote. The articles of incorporation do not permit cumulative voting for the election of directors, and shareholders do not have any preemptive rights to purchase shares in any future issuance of common stock.

Because the holders of shares of our common stock do not have cumulative voting rights, the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose. In such event, the holders of the remaining shares will not be able to elect any of the directors.

The holders of shares of common stock are entitled to dividends, out of funds legally available therefore, when and as declared by the board of directors. The board of directors has never declared a dividend and does not anticipate declaring a dividend in the future. In the event of liquidation, dissolution or winding up of the Company's affairs, holders are entitled to receive, ratably, the net assets of the Company available to shareholders after payment of all creditors.

Under the articles of incorporation, only the board of directors has the power to call a special meeting of the shareholders, thereby limiting the ability of shareholders to effect a change in control of the Company by changing the composition of its board.

All of the issued and outstanding shares of common stock are duly authorized, validly issued, fully paid, and non-assessable. To the extent that additional shares of our common stock are issued, the relative interests of existing shareholders may be diluted.

Preferred Stock

The board of directors may determine, in whole or in part, the preferences, limitations and relative rights, within the limits set forth by the laws of the state of Florida of any class of its preferred stock before the issuance of any shares of that class.

Employees

As of March 7, 2993, the Company has two employees, Mr. Lambrecht and Mr. Pendergrass.

Liquidity and Capital Resources

The Company's initial sources of liquidity will be cash from operations and debt and equity financing. Since the Company has no operating history, it must rely on equity and/or debt financing in the initial stage of operations. The Company will be required to raise additional funds in order to secure additional leases on oil properties. There can be no assurances that financing, whether debt or equity, will be available to the Company in the amount required at any particular time or for any particular period, or if available, that it can be obtained on terms satisfactory to the Company. The Company has no arrangements with its officers, directors or affiliates to provide liquidity to the Company.

The Company anticipates that it will need to raise additional capital within the next 12 months in order to continue effectively. Such additional capital may be raised through additional public or private financings, as well as through loans and other resources. To the extent that additional capital is raised through the sale of equity or equity-related securities, the issuance of such securities could result in dilution to the Company's stockholders. There can be no assurance that additional funding will be available on favorable terms, if at all. If adequate funds are not available within the next 12 months, the Company may be required to curtail its operations significantly or to obtain funds through entering into arrangements with collaborative partners or others that may require it to relinquish rights to a certain part of the Company's assets that it would not otherwise relinquish.

Executive Compensation

No officer or director has received any remuneration from the Company. Although there is no current plan in existence, it is possible that the Company will adopt a plan to pay or accrue compensation to its officers and directors for services related to the implementation of the Company's business plan.

The Company has no stock option, retirement, incentive, defined benefit, actuarial, pension or profit-sharing programs for the benefit of its directors or officers, but the board of directors may recommend adoption of one or more such programs in the future. The Company has no employment contract or compensatory plan or arrangement with any executive officer of the Company, but anticipates entering into employment contracts with certain management and other key personnel in the future. The directors currently do not receive any cash compensation from the Company for their service as members of the board of directors. Directors will be, however, reimbursed for expenses incurred from their membership on the Board of Directors. There is no compensation committee, and no compensation policies have been adopted.

Certain Relationships and Related Transactions

No director, executive officer or nominee for election as a director of the Company, and no owner of five percent or more of the Company's outstanding shares or any member of their immediate family has entered into or proposed any transaction in which the amount received exceeds $60,000.

Changes in and disagreements with accountants

None.

Recent sales of unregistered securities

On December 10, 2002, the Company issued 50,000 shares of common stock to the shareholder of Growtex, Inc. pursuant to the Merger. The common stock was offered and sold pursuant to Rule
506 of Regulation D under the Act.

Indemnification of directors and officers

Currently, the Company does not have a provision in the its Articles of Incorporation limiting the liability of the Company's officers and directors. The Company may in the future and with shareholders' consent, amend its Articles of Incorporation to limit the liability of the Company's officers and directors. In such a case, the Company's officers and directors will not be liable to the Company for monetary damages occurring because of a breach of their fiduciary duty as officers and directors in certain circumstances. Such limitation will not affect liability for any breach of an officer or director's duty to the Company or the Company's shareholders (i) with respect to approval by the officer or director of any transaction from which he or she derives an improper personal benefit, (ii) with respect to acts or omissions involving an absence of good faith, that he or she believes to be contrary to the best interests of the Company or the Company's shareholders, that involve intentional misconduct or a knowing and culpable violation of law, that constitutes an unexcused pattern of inattention that amounts to an abdication of his or her duty to the Company or the Company's shareholders in circumstances in which he or she was or should have been aware, in the ordinary course of performing his or her duties, of a risk of serious injury to the Company or the Company's shareholders, or (iii) based on transactions between the Company and the Company's officers and directors or another corporation with interrelated officers or directors or on improper distribution, loan or guaranty. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

Insofar as indemnification for liabilities occurring pursuant to the Act may be permitted to directors, executive officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that it is the opinion of the SEC that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

Reports to shareholders

The Company plans to furnish its shareholders with an annual report for each fiscal year containing financial statements audited by its independent certified public accountants. Following the merger, the Company is a reporting company under
Section 12g of the Exchange Act, and as such is required to file quarterly and annual reports and proxy statements. Any document filed by the Company may be read and copied at the Commissions Public Reference Room located at 450 Fifth Street N.W., Washington D.C. 20549, and the public reference room in Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. The Company's filings with the SEC are also available to the public from the SEC's web site at http://www.sec.gov
..
Forward Looking Statements

This Form 8-K includes "forward-looking statements" within the meaning of Section 27A of the 1933 Act and Section 21E of the Exchange Act. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objections, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates", or "does not anticipate", "plans", "estimates", or "intends" or stating that certain actions, events or results "may", "could", "would", "might", or "will" be taken, occur or be achieved) are not statements of historical fact and may be "forward looking statements". All statements, other than statements of historical facts, included in this registration statement, including, without limitation, the statements under and located elsewhere herein regarding industry prospects and the Company's financial position are forward-looking statements. Forward-Looking Statements are based on expectations, estimates and projections at the time the statements are being made so that they involve a number of risks and uncertainties that could cause actual results or events to differ materially form those anticipated. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove to have been correct. A shareholder or prospective shareholder should bear this in mind when assessing the Company's business.

ITEM 5.  OTHER EVENTS

Successor Issuer Election

Upon effect of the merger, pursuant to Rule 12g-3(a) under the Exchange Act, the Company became the successor issuer to Growtex for reporting purposes under the Exchange Act and elected to report under the Exchange Act effective March 7, 2003.

As a reporting issuer, the Company will be registered under the rules of the Exchange Act, prescribing and furnishing the content of proxy statements, quarterly and annual reports to shareholders and other reporting issues. Officers, directors and principal shareholders are required to report under the short-swing profit recovery provisions contained in Section 16 of the Exchange Act.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

Financial Statements

The financial statements of the Company required by Regulation S-
B, Item 310(c) to be filed with this Form 8K will be filed within the sixty day time limit available to file said financial statements.

Pro Forma Financial Information
The financial statements set forth above serve as the pro forma financial statements required by Regulation S-B, Item 310(d), as Growtex's financial information taken as a whole is immaterial to that of the Company.

Exhibits


                            Exhibit
                              No.
                          Description


                               2


       Agreement and Plan of Merger By and Between the
          Company Inc. and Growtex, Inc. dated as of
                      December 10, 2002.


                              3.1



            Articles of  Amendment to Articles of
          Incorporation of  Canadexx  Inc. filed on
          August 25, 1999 (increasing the authorized
         stock of the company to 10,000,000 shares of
            common stock, and 1 million shares of
                          Preferred)


                              3.2

                              3.3
          Articles of Incorporation of Canadexx Inc.
             filed on July 27, 1995August 2, 2001

            Articles of Merger of Canadexx USA, Inc.


                              3.3

                  Bylaws of MyPlan USA, Inc.


                               4

                  Specimen Share Certificate



                              .






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Canadexx,  Inc.

                                    /s/Ronald Lambrecht
   March 7, 2003              By:   Ronald Lambrecht
     (Date)                   Its:      President

                         EXHIBIT INDEX



                            Exhibit
                              No.
                          Description


                               2


         Agreement and Plan of Merger By and Between
         Canadexx Inc. and Growtex, Inc. dated as of
                      December 10, 2002.


                              3.1



             Articles of Amendment to Articles of
          Incorporation of  Canadexx, Inc. filed on
          August 25, 1999 (increasing the authorized
         stock of the company to 10,000,000 shares of
            common stock, and 1 million shares of
                       preferred stock)


                              3.2
                              3.3
          Articles of Incorporation of Canadexx Inc.
                    filed on July 27, 1995
           Articles of Merger of Canadexx USA, Inc.


                              3.3

                   Bylaws of Canadexx, Inc.


                               4

                  Specimen Share Certificate